MEMORANDUM
                                   ----------


TO:           John, Del Mar Realty West, Inc.
FROM:         Henry, G.I.E., Inc.
RE:           Westmark Mortgage Corporation Asset Sale (2500 Red Hill Avenue,
              Santa Ana, CA)
DATE:         July 21, 2000

         The following is a term sheet for the immediate purchase and sale of Westmark Mortgage Corporation ("Westmark") assets pertaining to the California branch office at a cash offer of $125,000.

         1. Owned furniture, fixture and equipment (free and clear of liens, claims and encumbrances)

                  a.       Miscellaneous, office supplies
                  b.       Pictures
                  c. Software computer site licenses, i.e., Contour, Windows, etc.
                  d.       Phone system and phone numbers

         2.       Trade name, website and web addresses

         3.       Security deposits of prepaid expenses

         4.       Loan files

                  a.       In process
                  b.       Applications
                  c.       Loans closed but not funded
                  d.       Customer files and lists
                  e.       Customer credit and related files

         5.       Records

                  a.       Insurance
                  b.       Employment and personnel records
                  c.       Marketing materials

         6.       Lease assignments

                  a.       Furniture lease
                  b.       Office Lease
                  c.       Postage meter
                  d.       Option to assume computers, copiers, phones, etc.

         This offer is contingent upon Westmark immediately changing its name by filing Articles of Amendment with California Secretary of State, paying all June commissions to its employees


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Memorandum
July 21, 2000
Page 2


and health insurance through July 31, 2000 and providing a corporate resolution. The company is assuming no liabilities other than as set forth.

         Please fax a Bill of Sale to my attention for review and if accepted by Westmark, please execute where provided below and release funds as soon as the Bill of Sale and Assignments have been executed.

         Thanks.


ACCEPTED AND AGREED:

WESTMARK MORTGAGE CORPORATION

By:    ____________________________
       Payton Story, President